Exhibit 32.1

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), Mortimer B. Fuller, III and Timothy J. Gallagher, Chairman and Chief Executive Officer and Chief Financial Officer, respectively, of Genesee & Wyoming Inc., certify that (i) the Annual Report on Form 10-K for the year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

/s/ MORTIMER B. FULLER, III
Mortimer B. Fuller, III
Chairman and Chief Executive Officer
Date: February 28, 2007

/s/ TIMOTHY J. GALLAGHER
Timothy J. Gallagher
Chief Financial Officer
Date: February 28, 2007